Blue Sphere Corporation 8-K/A

Exhibit 99.3

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

Unless the context otherwise requires, the terms “Blue Sphere “, the “Company”, “we”, “us”, and “our” in these unaudited pro forma condensed consolidated financial statements and notes thereto refer to Blue Sphere Corporation and its consolidated subsidiaries.

On September 4, 2017, we acquired one hundred percent (100%) of the share capital of Futuris Papia S.p.A. (“the Udine SPV”), a joint stock company organized under the laws of Italy, which owns and operates a 0.995 Kw plant for the production of electricity from vegetal oil located in Udine, Italy.

The acquisition consideration consisted of €2.4 million of cash paid to Pronto Verde A.G. (the “Seller”), additional purchase price adjustment in the amount of €0.2 million and additional transaction cost of €0.1 million. The acquisition consideration was funded by a combination of debt from a Mezzanine Loan in the amount of €1.4 million and proceeds from the sale of the Company’s securities.

The purchase of shares was accounted for using the equity method of accounting. Under this method, the Company’s equity investment is reflected as an investment in non-consolidated subsidiaries on the Company’s Condensed Balance Sheets and the net earnings or losses of the investments is reflected as an equity in net earnings of non-consolidated subsidiaries on the Company’s Consolidated Statements of Operations.

The unaudited proforma Condensed Consolidated Financial Statements do not include any adjustments for liabilities incurred or cost savings achieved resulting from the integration of the Udine SPV with the Company, as management is in the process of assessing what, if any, future integration actions are necessary, nor do they reflect any revenue or cost saving synergies that may be achieved subsequent to the completion of the acquisition. The unaudited pro forma Condensed Consolidated Financial Statements are based on the estimates and assumptions set forth in the notes to such statements, which are preliminary and have been made solely for purposes of developing the pro forma information. The unaudited pro forma Condensed Consolidated Financial Statements are provided for informational purposes only and do not purport to represent or be indicative of the Company’s consolidated financial condition or consolidated results of operations that would have been reported had the acquisition been completed as of the dates presented, and should not be construed as representative of the future consolidated financial position or consolidated results of operations that may be obtained in the future.

The unaudited pro forma Condensed Consolidated Financial Statements should be read in conjunction with our historical audited consolidated financial statements for the fiscal year ended December 31, 2016 and related notes thereto, included in our Form 10-K filed with the Securities and Exchange Commission (the “SEC”) on February 15, 2017, and the Udine SPVs’ historical financial statements and related notes thereto, included in Exhibit 99.1 and Exhibit 99.2 of this Current Report on Form 8-K/A.

Blue Sphere Corporation

Unaudited Pro Forma Condensed Combined Balance Sheets

AS OF DECEMBER 31, 2016

(U.S. dollars in thousands except share and per share data)

	Blue Sphere Corporation	Pro Forma Adjustment		Notes	Pro Forma Combined Total
CURRENT ASSETS:
Cash and cash equivalents	$416	$			$416
Related parties	1,408				1,408
Other current assets	81				81
Total current assets	1,905				1,905

PROPERTY, PLANT AND EQUIPMENT, net of accumulated depreciation	50				50

INVESTMENTS IN NOCONSOLIDATED AFFILIATES	10,137				10,137
INVESTMENTS IN NON-CONSOLIDATED SUBSIDIARIES	4,429		2,846	[A]	7,275
Total assets	$16,521		$2,846		$19,367

Liabilities and Stockholders’ Deficiency
CURRENT LIABILITIES:
Current maturities of Debentures and long-term bank loans	$2,988		$316	[B]	$3,304
Short term loans	280				280
Accounts payables	557				557
Other accounts payable and Liabilities	2,091				2,091
Deferred revenues from joint ventures	5,658				5,658
Total current liabilities	11,574		316		11,890

ACCRUED SEVERANCE PAY	11				11

LONG TERM BANK LOANS	112				112

LONG TERM LOANS AND LIABILITIES	5,003		1,165	[B]	6,168

WARRANTS LIABILITY	2,045				2,045

STOCKHOLDERS’ DEFICIENCY:
Common shares of $0.001 par value each:
Authorized: 1,750,000,000 shares at December 31, 2016. Issued and outstanding: 2,147,383 shares (2,567,458 shares on proforma basis)	2	*	)	[C]	2
Treasury shares	(28)				(28)
Accumulated Other Comprehensive Income	33				33
Additional paid-in capital	44,262	1,365		[C]	45,627
Accumulated deficit	(46,493)				(46,493)
Total Stockholders’ Deficiency	(2,224)	1,365			(859)
Total liabilities and Stockholders’ Equity Deficiency	$16,521	2,846			$19,367

*)        Less than $1.

Blue Sphere Corporation

Unaudited Pro Forma Condensed Combined Statement of Operations

FOR THE FISCAL YEAR ENDED DECEMBER 31, 2016

(U.S. dollars in thousands except share and per share data)

	Blue Sphere Corporation	Pro Forma Adjustment	Notes	Pro Forma Combined Total
Revenue from Services	$588			$588

OPERATING EXPENSES - General and administrative expenses	(7,516)			(7,516)
OPERATING LOSS	(6,928)			(6,928)

Financial Expense (Income), net	(1,728)			(1,728)
Gain from Change in Fair Value of Warrants Liability	1,390			1,390

NET LOSS BEFORE INCOME TAXES AND EQUITY EARNINGS (LOSSES)	(7,266)			(7,266)
Income Taxes	(52)			(52)

Equity Earnings in Nonconsolidated Affiliates	5,961			5,961

Equity Losses in Non-Consolidated Subsidiaries	(444)	(78)	[D]	(522)
NET LOSS FOR THE YEAR	(1,801)	(78)		(1,879)
Net loss per common share - basic and diluted	(0.99)			(0.84)
Weighted average number of common shares outstanding during the period - basic and diluted	1,814,668	420,075		2,234,743

1. BASIS OF PRO FORMA PRESENTATION

The unaudited pro forma condensed consolidated financial statements have been prepared pursuant to the rules and regulations of the SEC for the purposes of inclusion in our amended Form 8-K prepared and filed in connection with the Acquisition.

Certain information and certain disclosures normally included in financial statements prepared in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”) have been condensed or omitted pursuant to such rules and regulations. However, we believe that the disclosures provided herein are adequate to make the information presented not misleading. For the purposes of the pro forma presentation, the Euro amounts were converted to the United States Dollar at an exchange rate of $1.0517/€1, the exchange rate at December 31, 2016.

The unaudited pro forma Condensed Consolidated Financial Statements have been prepared to give effect to the completed acquisition. The unaudited pro forma Condensed Consolidated Financial Statements Balance Sheet as of December 31, 2016 gives effect to the acquisition as if it had occurred on December 31, 2016. The unaudited pro forma Condensed Consolidated Balance Sheet is derived from our audited consolidated balance sheet as of December 31, 2016. The unaudited pro forma Condensed Consolidated Statement of Operations for the fiscal year ended December 31, 2016 gives effect to the acquisition as if it had occurred on January 1, 2016. The unaudited pro forma Condensed Consolidated Statement of Operations is derived from the Company’s audited Consolidated Statement of Operations for the fiscal year December 31, 2016 and the Udine SPA’s audited statement of operations for the fiscal year December 31, 2016.

2. PURCHASE PRICE ALLOCATION

The purchase price for the SPVs consisted of €2.4 million ($2.5 million) of cash paid to Pronto Verde A.G. (the “Seller”), an additional purchase price adjustment that will be paid to the seller in the amount of €0.2 million ($0.2 million) and additional transaction cost of €0.1 million ($0.1 million). The purchase of shares was accounted for using the equity method of accounting. Under this method, the Company’s equity investment is reflected as an investment in non-consolidated subsidiaries on our Condensed Balance Sheets and the net earnings or losses of the investments is reflected as equity in net earnings of non-consolidated subsidiaries on the Company’s Consolidated Statements of Operations.

3. LONG-TERM DEBT

The Acquisition was partially financed by a loan of €1.4 million ($1.5 million) pursuant to the Long Term Mezzanine Loan Agreement, dated August 30, 2017 (the “Loan Agreement”), by and among the Company, its wholly-owned subsidiary, BlueSphere Italy, S.r.l., and Helios 3 Italy Bio-Gas 2 L.P., an affiliate of Helios Energy Investments (“Helios”). These amount under the Loan Agreement was fully absorbed in the purchase price of the SPVs.

4. EQUITY

The Company partially financed the acquisition by the sale of shares of its common stock together with warrants with one warrant entitling the holder thereof to purchase one share of Common Stock at a price equal to $3.30 per share in a self-underwritten “best efforts” offering to certain investors. The purchase price paid by the investors was $3.125 for one share of common stock and one warrant. The warrants are immediately exercisable and expire five years from the date of issuance. The shares of common stock and warrants were immediately separable and were issued separately. The shares of common stock and the shares of common stock underlying the warrants were registered by the Company with the U.S. Securities and Exchange Commission, and were offered and sold pursuant to a final prospectus, Registration No. 333-21869, filed on June 19, 2017, which became effective on the same date.

5. PRO FORMA ADJUSTMENTS

The adjustments included in the unaudited pro forma condensed consolidated financial statements are described below.

Adjustments to the Unaudited Pro Forma Condensed Consolidated Balance Sheet

[A] – The adjustment to Investments in non-consolidated subsidiaries of $2,846 thousands consists of the following items:

1.

The initial purchase price in the amount of €2,358 thousands ($2,480 thousands).

2.

A purchase price adjustment in the amount of €228 thousands ($240 thousands).

3.

Transaction cost in the amount of €120 thousands ($126 thousands).

[B] – The adjustment to current maturities of Debentures and long-term bank loans and long-term loans and liabilities of $1,481 thousands consists of the following items:

1.

Current maturities pursuant to the Mezzanine Loan Agreement with Helios of €300 thousands ($316 thousands).

2.

Long term portion pursuant to the Mezzanine Loan Agreement with Helios of €1,108 thousands ($1,165 thousands).

[C] – The adjustment of 1,365 thousand to Stockholders’ Equity consists of Blue Sphere Corporation’s equity raise through the sale of securities that was held at June 23, 2017. The acquisition was partially financed by the proceeds from the sale of shares of its common stock as explained above.

Adjustments to the Unaudited Pro Forma Condensed Consolidated Statement of Operations

[D] – The adjustment of $(78) thousand represents the Company’s’ share in the net loss of the Udine SPV for the fiscal year ended at December 31, 2016 and is reflected as an equity in net losses of non-consolidated subsidiaries on the Company’s’ Consolidated Statements of Operations.

Blue Sphere Corporation

Unaudited Pro Forma Condensed Combined Balance Sheets

AS OF JUNE 30, 2017

(U.S. dollars in thousands except share and per share data)

	Blue Sphere Corporation	Pro Forma Adjustment	Notes	Pro Forma Combined Total
CURRENT ASSETS:
Cash and cash equivalents	$2,940	$(1,480)	[A]	$1,460
Related parties	1,376			1,376
Other current assets	214			214
Total current assets	4,530	(1,480)		3,050

PROPERTY, PLANT AND EQUIPMENT, net of accumulated depreciation	46			46

INVESTMENTS IN NOCONSOLIDATED AFFILIATES	11,287			11,287
INVESTMENTS IN NON-CONSOLIDATED SUBSIDIARIES	5,089	3,085	[B]	8,174
Total assets	$20,952	$1,605		$22,557

Liabilities and Stockholders’ Deficiency
CURRENT LIABILITIES:
Current maturities of Debentures and long-term bank loans	$3,868	$342	[C]	$4,210
Short term loans	817			817
Accounts payables	1,144			1,144
Other accounts payable and Liabilities	2,428			2,428
Total current liabilities	8,257	342		8,599

ACCRUED SEVERANCE PAY	15			15

LONG TERM BANK LOANS	117			117

LONG TERM LOANS AND LIABILITIES	5,356	1,263	[C]	6,619

WARRANTS LIABILITY	726			726

STOCKHOLDERS’ EQUITY:
Common shares of $0.001 par value each:
Authorized: 1,750,000,000 shares at June 30, 2017. Issued and outstanding: 3,651,164 shares	4			4
Treasury shares	(28)			(28)
Accumulated Other Comprehensive Income	48			48
Additional paid-in capital	48,855			48,855
Accumulated deficit	(42,398)			(42,398)
Total Stockholders’ Equity	6,481			6,481
Total liabilities and Stockholders’ Equity Deficiency	$20,852	$1,605		$22,557

Blue Sphere Corporation

Unaudited Pro Forma Condensed Combined Statement of Operations

FOR THE PERIOD ENDED JUNE 30, 2017

(U.S. dollars in thousands except share and per share data)

	Blue Sphere Corporation	Pro Forma Adjustment	Notes	Pro Forma Combined Total

OPERATING EXPENSES - General and administrative expenses	$(2,380)			$(2,380)
OPERATING LOSS	(2,380)			(2,380)

Financial Expense, net	(1,652)			(1,652)
Loss from extinguishment of debenture	(615)			(615)
Gain from Change in Fair Value of Warrants Liability	1,719			1,719

NET LOSS BEFORE INCOME TAXES AND EQUITY EARNINGS (LOSSES)	(2,928)			(2,928)
Income Taxes	(45)			(45)

Equity Earnings in Nonconsolidated Affiliates	6,808			6,808

Equity Income (LOSS) in Non-Consolidated Subsidiaries	$260	(441)	[D]	$(181)
Net Income for the period	$4,095	$(441)		$3,654
Net income per common share - basic and diluted	$1.81			$1.62
Weighted average number of common shares outstanding during the period - basic and diluted	2,258,830			2,258,830

1. BASIS OF PRO FORMA PRESENTATION

The unaudited pro forma condensed consolidated financial statements have been prepared pursuant to the rules and regulations of the SEC for the purposes of inclusion in our amended Form 8-K prepared and filed in connection with the Acquisition.

Certain information and certain disclosures normally included in financial statements prepared in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”) have been condensed or omitted pursuant to such rules and regulations. However, we believe that the disclosures provided herein are adequate to make the information presented not misleading. For the purposes of the pro forma presentation, the Euro amounts were converted to the United States Dollar at an exchange rate of $1.1401/€1, the exchange rate at June 30, 2017.

The unaudited pro forma Condensed Consolidated Financial Statements have been prepared to give effect to the completed acquisition. The unaudited pro forma Condensed Consolidated Financial Statements Balance Sheet as of June 30, 2017 gives effect to the acquisition as if it had occurred on June 30, 2017. The unaudited pro forma Condensed Consolidated Balance Sheet is derived from our un-audited consolidated balance sheet as of June 30, 2017. The unaudited pro forma Condensed Consolidated Statement of Operations for the fiscal period ended June 30, 2017 gives effect to the acquisition as if it had occurred on January 1, 2017. The unaudited pro forma Condensed Consolidated Statement of Operations is derived from the Company’s reviewed audited Consolidated Statement of Operations for the period ends at June 30, 2017 and the Udine SPA’s reviewed unaudited statement of operations for the period ends at June 30, 2017. The unaudited pro forma Condensed Consolidated Statement of Operations is derived from the Company’s unaudited Consolidated Statement of Operations for the period ends at June 30, 2017 and the Udine SPA’s unaudited statement of operations for the period ends at June 30, 2017.

2. PURCHASE PRICE ALLOCATION

The purchase price for the SPVs consisted of €2.4 million ($2.7 million) of cash paid to Pronto Verde A.G. (the “Seller”), an additional purchase price adjustment that will be paid to the seller in the amount of €0.2 million ($0.3 million) and additional transaction cost of €0.1 million ($0.1 million). The purchase of shares was accounted for using the equity method of accounting. Under this method, the Company’s equity investment is reflected as an investment in non-consolidated subsidiaries on our Condensed Balance Sheets and the net earnings or losses of the investments is reflected as equity in net earnings of non-consolidated subsidiaries on the Company’s Consolidated Statements of Operations.

3. LONG-TERM DEBT

The Acquisition was partially financed by a loan of €1.4 million ($1.6 million) pursuant to the Long Term Mezzanine Loan Agreement, dated August 30, 2017 (the “Loan Agreement”), by and among the Company, its wholly-owned subsidiary, BlueSphere Italy, S.r.l., and Helios 3 Italy Bio-Gas 2 L.P., an affiliate of Helios Energy Investments (“Helios”). These amount under the Loan Agreement was fully absorbed in the purchase price of the SPVs.

4. PRO FORMA ADJUSTMENTS

The adjustments included in the unaudited pro forma condensed consolidated financial statements are described below.

Adjustments to the Unaudited Pro Forma Condensed Consolidated Balance Sheet

[A] – The adjustment of $1,480 thousand to Cash and Cash equivalents consists of Blue Sphere Corporation’s cash and cash equivalents which derived from the proceeds from the sale of shares of its common stock as explained above.

[B] – The adjustment to Investments in non-consolidated subsidiaries of $3,085 thousands consists of the following items:

1.       The initial purchase price in the amount of €2,358 thousands ($2,688 thousands).

2.       A purchase price adjustment in the amount of €228 thousands ($260 thousands).

3.       Transaction cost in the amount of €120 thousands ($137 thousands).

[C] – The adjustment to current maturities of Debentures and long-term bank loans and long-term loans and liabilities of $1,605 thousands consists of the following items:

1.       Current maturities pursuant to the Mezzanine Loan Agreement with Helios of €300 thousands ($342 thousands).

2.       Long term portion pursuant to the Mezzanine Loan Agreement with Helios of €1,108 thousands ($1,263 thousands).

Adjustments to the Unaudited Pro Forma Condensed Consolidated Statement of Operations

[D] – The adjustment of $ (441) thousand represents the Company’s share in the net loss of the Udine SPV for the fiscal period ended at June 30, 2017 and is reflected as an equity in net losses of non-consolidated subsidiaries on the Company’s’ Consolidated Statements of Operations.